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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 3, 1999

                             BRIO TECHNOLOGY, INC.
            (Exact name of Registrant as specified in its charter)


          Delaware                       000-23997               77-0210797
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           3430 West Bayshore Drive
                              Palo Alto, CA 94303
              (Address of principal executive offices) (Zip code)


                                (650) 856-8000
             (Registrant's telephone number, including area code)
                                      N/A
         (Former name or former address, if changed since last report)

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The Registrant amends its Report on Form 8-K filed August 4, 1999, as follows:

Item 2.   Acquisition or Disposition of Assets

     On August 3, 1999, Brio Technology, Inc. (the "Company") completed its acquisition of SQRIBE Technologies Corp. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this Item 2. Additional information regarding this transaction has been previously filed with the Commission in the Company's Definitive Proxy Statement filed on July 14, 1999, and in the Company's Registration Statement on Form S-4, filed on July 14, 1999, each of which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          Audited financial statements of SQRIBE Technologies Corp. are included in the Company's Definitive Proxy Statement filed on July 14, 1999, and in the Company's Registration Statement on Form S-4, filed on July 14, 1999, each of which is incorporated herein by reference.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Pro forma financial information regarding this transaction is included in the Company's Definitive Proxy Statement filed on July 14, 1999, and in the Company's Registration Statement on Form S-4, filed on July 14, 1999, each of which is incorporated herein by reference.

     (c)  Exhibits.
          --------

          23.1  Consent of Deloitte & Touche LLP, independent accountants

          99.1  Brio Technology, Inc. News Release dated August 3, 1999*

          *Previously filed

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     BRIO TECHNOLOGY, INC.
                                     (Registrant)



Date:  January 28, 2000              By: /s/ Yorgen H. Edholm
                                         ---------------------------------------
                                         Yorgen H. Edholm
                                         President, Chief Executive Officer and
                                         Chairman of the Board of Directors


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                               INDEX TO EXHIBITS


                                                                  Sequentially
Exhibit                                                             Numbered
Number    Description                                                 Page
------    -----------                                             -------------

          23.1  Consent of Deloitte & Touche LLP, independent accountants

          99.1  Brio Technology, Inc. News Release dated August 3, 1999*

          *Previously filed

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